UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 6, 2013

Jos. A. Bank Clothiers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23874	36-3189198
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

______________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

JoS. A. Bank Clothiers, Inc. announces that Proposal Four (approval of the amendment and restatement of the Jos. A. Bank Clothiers, Inc. 2010 Equity Incentive Plan) is withdrawn and will not be presented for a vote at the  annual meeting of shareholders to be held on Friday, June 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
 (Registrant)

 By:   /s/ Charles D. Frazer
  ------------------------------------
 Charles D. Frazer
 Senior Vice President – General Counsel

Dated: June 6, 2013